NEW YORK POWER OF ATTORNEY
      KNOW ALL BY THESE PRESENTS, that I, Elaine C. Paik, an officer of Colgate-Palmolive Company (the "Company"), hereby constitute and appoint Nina D. Gillman, Nina R. Huffman, Joyce M. McCarthy and J.
Thomas Yust, and each of them severally, as my true and lawful attorney-in-fact and agent, each acting along with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any Form 3, 4 or 5 (and any and all amendments thereto) to be filed by me pursuant to Section 16(a) of the Securities Exchange Act of 1934 in connection with my ownership, either directly or indirectly, or any change thereto, of securities of the Company, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
      This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument. This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned principal. This Power of Attorney shall remain in force and effect for as long as I continue to be an officer of the Company or until earlier revoked by me in writing and shall not otherwise be affected by my subsequent disability or incompetence. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned principal may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned principal's execution of this Power of Attorney.
      Anything to the contrary herein notwithstanding, this Power of Attorney DOES NOT grant the attorneys-in-fact authority to spend the undersigned principal's money or sell or dispose of the undersigned principal's property during the undersigned principal's lifetime.
      CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
      When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.
      Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
      You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
      You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
      Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.
      The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
      If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
      IN WITNESS WHEREOF, I have signed this instrument on February 5, 2010.

Signed and Acknowledged:


/s/ Elaine C. Paik
Elaine C. Paik

STATE OF NEW YORK
COUNTY OF NEW YORK


      On the 5th day of February in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Elaine C. Paik, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ John M Citterbart
Notary Public
John M. Citterbart
Notary Public, State of New York
No. 01CI6204655
Qualified in New York County
Commission Expires April 20, 2013

[REMAINDER OF PAGE LEFT BLANK]



      IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)
act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2)
avoid conflicts that would impair your ability to act in the principal's best interest;

(3)
keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)
keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's
Name).
      You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
      Liability of agent:
      The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
      IN WITNESS WHEREOF, each of the undersigned agents has executed this instrument on the date indicated opposite his name.
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Signed and Acknowledged:


/s/ Nina D. Gillman

February 5, 2010
Nina D. Gillman
Agent and Attorney-in-Fact



STATE OF NEW YORK
COUNTY OF NEW YORK


     On the 5th day of February in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Nina D. Gillman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. /s/ John M Citterbart
Notary Public
John M. Citterbart
Notary Public, State of New York
No. 01CI6204655
Qualified in New York County
Commission Expires April 20, 2013


[REMAINDER OF PAGE LEFT BLANK]





Signed and Acknowledged:


/s/Nina R. Huffman

February 5, 2010
Nina R. Huffman
Agent and Attorney-in-Fact



STATE OF NEW YORK
COUNTY OF NEW YORK


     On the 5th day of February in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Nina R. Huffman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ John M Citterbart
Notary Public
John M. Citterbart
Notary Public, State of New York
No. 01CI6204655
Qualified in New York County
Commission Expires April 20, 2013


[REMAINDER OF PAGE LEFT BLANK]





Signed and Acknowledged:


/s/Joyce M. McCarthy

February 8, 2010
Joyce M. McCarthy
Agent and Attorney-in-Fact



STATE OF NEW YORK
COUNTY OF NEW YORK


     On the 8th day of February in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Joyce M.
McCarthy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ John M Citterbart
Notary Public
John M. Citterbart
Notary Public, State of New York
No. 01CI6204655
Qualified in New York County
Commission Expires April 20, 2013

[REMAINDER OF PAGE LEFT BLANK]






Signed and Acknowledged:


/s/ J. Thomas Yust

February 8, 2010
J. Thomas Yust
Agent and Attorney-in-Fact



STATE OF NEW YORK
COUNTY OF NEW YORK


     On the 8th day of February in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared J. Thomas Yust, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ John M Citterbart
Notary Public
John M. Citterbart
Notary Public, State of New York
No. 01CI6204655
Qualified in New York County
Commission Expires April 20, 2013